UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2009

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 576-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 25, 2009, the board of directors (the “Board”) of Radiant Systems, Inc. (the “Company”) approved the short-term incentive plans (“STIPs”) between each of the named executive officers and the Company for the 2009 fiscal year. The STIPs are designed with two performance levels: the expected performance level, which the Company refers to as “Budget,” and the aspirational performance level, which the Company refers to as “Target.” Budget represents the expected level of achievement and Target represents a higher, more challenging level of achievement. In order for the full potential bonus to be earned, Target must be achieved. For some officers, certain portions of the full potential bonus are paid in a proportionate fashion between Budget and Target. The terms of each of the 2009 STIPs between the Company and John H. Heyman, Andrew S. Heyman and Mark E. Haidet, respectively, are the same as the terms of each of the 2008 STIPs between the Company and each such named executive officer. Below are the terms of the STIPs for the Company’s named executive officers for the 2009 fiscal year:

John H. Heyman – Chief Executive Officer

•	Potential bonus = 100% of base salary

•	Performance measure = operating income

•	Payout calculation

•	67% paid on Budget

•	33% paid proportionately between Budget and Target

•	Payout timing

•	100% paid out annually

Alon Goren – Chief Technology Officer

•	Potential bonus = 70% of base salary

•	Performance measure = operating income and other objectives as defined by the Chief Executive Officer of the Company

•	Payout calculation

•	67% paid on Operating Income Budget

•	33% paid on the achievement of other objectives as defined by the Chief Executive Officer of the Company, if Operating Income Budget is achieved

•	Payout timing

•	100% paid out annually

Andrew S. Heyman – Chief Operating Officer

•	Potential bonus = 100% of base salary

•	Performance measure = operating income

•	Payout calculation

•	67% paid on Budget

•	33% paid proportionately between Budget and Target

•	Payout timing

•	100% paid out annually

Mark E. Haidet – Chief Financial Officer

•	Potential bonus = 70% of base salary

•	Performance measure = operating income, specified costs as a percent of revenues, and other objectives as defined by the Chief Executive Officer of the Company

•	Payout calculation

•	67% paid on Operating Income Budget

•

33% paid on specified costs as a percent of revenues budget (paid proportionately between Budget and Target) and the achievement of other objectives as defined by the Chief Executive Officer of the Company, if Operating Income Budget is achieved

•	Payout timing

•	100% paid out annually

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/s/ John H. Heyman
Name:	John H. Heyman
Title:	Chief Executive Officer

Dated: March 30, 2009